UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2021

Danaher Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W.,	Suite 800W	20037-1701
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 202-828-0850
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)`
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR PRA	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock, Series B, without par value	DHR PRB	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR /22A	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR /25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR /26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR /27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR /28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR /31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR /39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR /49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement
Notes Offering
On December 10, 2021, Danaher Corporation (“Danaher”) issued $1,000,000,000 principal amount of 2.800% Senior Notes due 2051 (the “Notes”), in an underwritten offering pursuant to a registration statement on Form S-3 (File No. 333-255006) filed with the Securities and Exchange Commission (the “Commission”) on April 2, 2021 and a related prospectus filed with the Commission (the “Registration Statement”). The Notes were sold pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) dated as of December 1, 2021 among Danaher and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Santander Investment Securities Inc., and the other underwriters party thereto.
The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference, and the foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Danaher received net proceeds of approximately $984 million, after deducting the underwriting discounts and estimated offering expenses payable by Danaher. Danaher intends to use the net proceeds of this offering for general corporate purposes, including to fund the redemption of all of the outstanding €800 million aggregate principal amount of outstanding 2.500% Senior Notes due 2025 issued by DH Europe Finance S.À R.L. and guaranteed by Danaher (the “2025 Notes”), refinancing of other outstanding indebtedness, working capital, capital expenditures and satisfaction of other obligations.
Indenture
The Notes were issued under an indenture dated as of December 11, 2007 (the “Initial Base Indenture”) between Danaher and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a second supplemental indenture, dated as of July 1, 2019 (the “Second Supplemental Indenture”) between Danaher and the Trustee, a third supplemental indenture, dated as of March 30, 2020 (the “Third Supplemental Indenture”) between Danaher and the Trustee (the Initial Base Indenture, as so amended and supplemented by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “Base Indenture”), and a fifth supplemental indenture, dated as of December 10, 2021 (the “Fifth Supplemental Indenture”) between Danaher and the Trustee.
The Notes will mature on December 10, 2051. Interest on the Notes will be paid semi-annually in arrears on June 10 and December 10 of each year, commencing on June 10, 2022.
Prior to June 10, 2051 (six months prior to the maturity date of the Notes) (the “Par Call Date”), Danaher may redeem the Notes at its option, in whole or in part, at any time and from time to time, by paying a “make-whole” premium, plus accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, Danaher may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
If a change of control triggering event occurs with respect to the Notes, each holder of Notes may require Danaher to repurchase some or all of its Notes at a purchase price equal to 101% of the principal amount of the Notes being repurchased, plus accrued interest. A change of control triggering event means the occurrence of both a change of control and a rating event (as such terms are defined in the Fifth Supplemental Indenture).
The Notes are unsecured and rank equally in right of payment with all of Danaher’s other unsecured and unsubordinated indebtedness.
Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency-related defaults, Danaher’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.
The above description of the Base Indenture and the Fifth Supplemental Indenture is qualified in its entirety by reference to the Base Indenture and the Fifth Supplemental Indenture, respectively. The Initial Base Indenture is filed as Exhibit 4.1, the Second Supplemental Indenture is filed as Exhibit 4.2, the Third Supplemental Indenture is filed as Exhibit 4.3, and the Fifth Supplemental Indenture is filed as Exhibit 4.4 hereto. Each of the foregoing documents is incorporated herein by reference.
In connection with the offering of the Notes, Danaher is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes and certain related matters. Such opinion is incorporated by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits
The following exhibits are filed herewith, unless otherwise indicated:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of December 1, 2021, among Danaher Corporation, BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Santander Investment Securities Inc., and the other underwriters party thereto.

4.1
Indenture, dated as of December 11, 2007, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 1.2 of the Registrant’s Current Report on Form 8-K filed with the Commission on December 11, 2007).

4.2
Second Supplemental Indenture, dated as of July 1, 2019, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3 filed with the Commission on July 10, 2019).

4.3
Third Supplemental Indenture, dated as of March 30, 2020, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 30, 2020).

4.4	Fifth Supplemental Indenture, dated as of December 10, 2021, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: December 10, 2021	By:	/s/ Matthew R. McGrew
Name: Matthew R. McGrew
Title: Executive Vice President and Chief
Financial Officer